MENTOR INSTITUTIONAL TRUST
                                  THE SNAP FUND



                                   SUPPLEMENT
                               TO PROSPECTUS DATED
                                OCTOBER 30, 1998


        FEE WAIVER. Mentor Investment Advisors, LLC ("Mentor Advisors") has agreed to waive a portion of its management fee so that, through June 30, 2000, the Fund will pay a management fee, calculated daily, at an annual rate as follows: for the first $1 billion of assets under management, .08% of the average daily net assets in the Fund; for the next $1 billion under management,
 .06% of the average daily net assets in the Fund; and for any amounts over $2 billion under management, .04% of the average daily net assets in the Fund. Mentor Advisors has agreed to waive an additional amount of its management fee for that period in an amount equal to .01% of the average net assets of certain other accounts managed by Mentor Advisors in connection with the SNAP Program.

        IF YOU WOULD LIKE ADDITIONAL INFORMATION CONCERNING THE FUND, CALL MENTOR INVESTMENT ADVISORS, LLC AT 1-800-570-SNAP(7627).

                                                                     May 1, 1999